EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2023 Financial Results

SAN RAFAEL, Calif., July 20, 2023 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2023 of $40.2 million and diluted earnings per common share ("EPS") of $1.51, which represents the highest second quarter results in Company history. Second quarter 2023 results compare to net income for first quarter 2023 of $40.5 million and EPS of $1.51; the first quarter 2023 included a $1.6 million reversal of provision for credit losses, which increased EPS $0.04.

"Westamerica’s second quarter 2023 results benefited from the Company’s valuable low-cost deposit base; the annualized cost of funding our loan and bond portfolios was 0.04 percent in the second quarter 2023, compared to 0.03 percent in the prior quarter. The Company’s customer deposits and shareholders’ equity fully funded our interest earning assets during the quarter; there was no borrowing from the Federal Reserve Bank or correspondent banks. The second quarter 2023 also benefited from higher yields on variable-rate assets. Operating expenses were well controlled and credit quality remained stable with nonperforming assets of $853 thousand at June 30, 2023,” said Chairman, President and CEO David Payne. “Second quarter 2023 results generated an annualized 18.4 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the second quarter 2023,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $70.3 million for the second quarter 2023, compared to $69.6 million for the first quarter 2023. The annualized yield (FTE) earned on loans, bonds and cash for the second quarter 2023 was 4.38 percent, up from 4.21 percent for the first quarter 2023. The annualized cost of funding the loan and bond portfolios was 0.04 percent for the second quarter 2023 and 0.03 percent for the first quarter 2023. Variable rate assets at June 30, 2023 included $1.5 billion in collateralized loan obligations for which interest rates reset quarterly.

Noninterest income for the second quarter 2023 totaled $10.7 million compared to $10.5 million for the first quarter 2023.

Noninterest expenses for the second quarter 2023 were $25.8 million compared to $26.2 million for the first quarter 2023; the decline in noninterest expenses is primarily due to declines in seasonal payroll taxes and occupancy and equipment expenses.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2022 filed on Form 10-K and quarterly report for the quarter ended March 31, 2023 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2023

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Net Interest and Fee Income (FTE)	$70,281	$48,033	46.3%	$69,562
Reversal of Provision for Credit Losses (2)	-	-	n/m	(1,550)
Noninterest Income	10,700	11,264	-5.0%	10,549
Noninterest Expense	25,839	24,629	4.9%	26,210
Income Before Taxes (FTE)	55,142	34,668	59.1%	55,451
Income Tax Provision (FTE)	14,894	9,354	59.2%	15,000
Net Income	$40,248	$25,314	59.0%	$40,451

Average Common Shares Outstanding	26,648	26,889	-0.9%	26,859
Diluted Average Common Shares Outstanding	26,648	26,901	-0.9%	26,866

Operating Ratios:
Basic Earnings Per Common Share	$1.51	$0.94	60.6%	$1.51
Diluted Earnings Per Common Share	1.51	0.94	60.6%	1.51
Return On Assets (a)	2.35%	1.37%		2.31%
Return On Common Equity (a)	18.4%	12.9%		19.1%
Net Interest Margin (FTE) (a)	4.34%	2.74%		4.18%
Efficiency Ratio (FTE)	31.9%	41.5%		32.7%

Dividends Paid Per Common Share	$0.42	$0.42	0.0%	$0.42
Common Dividend Payout Ratio	28%	45%		28%

			%
	6/30'23YTD	6/30'22YTD	Change

Net Interest and Fee Income (FTE)	$139,843	$91,840	52.3%
Reversal of Provision for Credit Losses (2)	(1,550)	-	n/m
Noninterest Income (1)	21,249	22,840	-7.0%
Noninterest Expense	52,049	49,504	5.1%
Income Before Taxes (FTE)	110,593	65,176	69.7%
Income Tax Provision (FTE)	29,894	17,246	73.3%
Net Income	$80,699	$47,930	68.4%

Average Common Shares Outstanding	26,753	26,880	-0.5%
Diluted Average Common Shares Outstanding	26,756	26,893	-0.5%

Operating Ratios:
Basic Earnings Per Common Share	$3.02	$1.78	69.7%
Diluted Earnings Per Common Share	3.02	1.78	69.7%
Return On Assets (a)	2.33%	1.30%
Return On Common Equity (a)	18.7%	12.4%
Net Interest Margin (FTE) (a)	4.26%	2.63%
Efficiency Ratio (FTE)	32.3%	43.2%

Dividends Paid Per Common Share	$0.84	$0.84	0.0%
Common Dividend Payout Ratio	28%	47%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Interest and Fee Income (FTE)	$70,888	$48,516	46.1%	$70,033
Interest Expense	607	483	25.7%	471
Net Interest and Fee Income (FTE)	$70,281	$48,033	46.3%	$69,562

Average Earning Assets	$6,457,270	$7,000,862	-7.8%	$6,665,156
Average Interest- Bearing Liabilities	3,144,264	3,549,140	-11.4%	3,287,158

Yield on Earning Assets (FTE) (a)	4.38%	2.77%		4.21%
Cost of Funds (a)	0.04%	0.03%		0.03%
Net Interest Margin (FTE) (a)	4.34%	2.74%		4.18%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.05%		0.06%
Net Interest Spread (FTE) (a)	4.30%	2.72%		4.15%

			%
	6/30'23YTD	6/30'22YTD	Change

Interest and Fee Income (FTE)	$140,921	$92,803	51.8%
Interest Expense	1,078	963	11.9%
Net Interest and Fee Income (FTE)	$139,843	$91,840	52.3%

Average Earning Assets	$6,560,639	$6,999,556	-6.3%
Average Interest- Bearing Liabilities	3,215,316	3,547,651	-9.4%

Yield on Earning Assets (FTE) (a)	4.29%	2.66%
Cost of Funds (a)	0.03%	0.03%
Net Interest Margin (FTE) (a)	4.26%	2.63%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.05%
Net Interest Spread (FTE) (a)	4.22%	2.61%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Total Assets	$6,865,591	$7,420,069	-7.5%	$7,112,317
Total Earning Assets	6,457,270	7,000,862	-7.8%	6,665,156
Total Loans	926,795	1,009,633	-8.2%	945,864
Commercial Loans	157,975	202,585	-22.0%	165,360
Commercial Real Estate Loans	491,902	508,003	-3.2%	493,132
Consumer Loans	276,918	299,045	-7.4%	287,372
Total Investment Securities	5,365,377	5,008,929	7.1%	5,548,780
Debt Securities Available for Sale	4,460,339	4,721,083	-5.5%	4,636,098
Debt Securities Held to Maturity	905,038	287,846	214.4%	912,682
Total Interest-Bearing Cash	165,098	982,300	-83.2%	170,512

Loans/Deposits	16.0%	15.7%		15.6%

			%
	6/30'23YTD	6/30'22YTD	Change

Total Assets	$6,988,272	$7,413,233	-5.7%
Total Earning Assets	6,560,639	6,999,556	-6.3%
Total Loans	936,277	1,019,623	-8.2%
Commercial Loans	161,647	205,228	-21.2%
Commercial Real Estate Loans	492,514	515,977	-4.5%
Consumer Loans	282,116	298,418	-5.5%
Total Investment Securities	5,456,572	4,978,557	9.6%
Debt Securities Available for Sale	4,547,733	4,688,714	-3.0%
Debt Securities Held to Maturity	908,839	289,843	213.6%
Total Interest-Bearing Cash	167,790	1,001,376	-83.2%

Loans/Deposits	15.8%	15.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Total Deposits	$5,797,504	$6,424,202	-9.8%	$6,061,923
Noninterest Demand	2,751,319	2,998,360	-8.2%	2,851,600
Interest-Bearing Transaction	1,159,653	1,298,665	-10.7%	1,233,439
Savings	1,763,410	1,985,325	-11.2%	1,847,428
Time greater than $100K	53,901	63,790	-15.5%	57,630
Time less than $100K	69,221	78,062	-11.3%	71,826
Total Short-Term Borrowings	98,079	123,298	-20.5%	76,835
Shareholders' Equity	877,964	788,078	11.4%	858,473

Demand Deposits/ Total Deposits	47.5%	46.7%		47.0%
Transaction & Savings Deposits / Total Deposits	97.9%	97.8%		97.9%

			%
	6/30'23YTD	6/30'22YTD	Change

Total Deposits	$5,928,983	$6,408,915	-7.5%
Noninterest Demand	2,801,183	3,001,694	-6.7%
Interest-Bearing Transaction	1,196,342	1,281,975	-6.7%
Savings	1,805,187	1,982,723	-9.0%
Time greater than $100K	55,755	63,980	-12.9%
Time less than $100K	70,516	78,543	-10.2%
Total Short-Term Borrowings	87,516	140,430	-37.7%
Shareholders' Equity	868,272	782,184	11.0%

Demand Deposits/ Total Deposits	47.2%	46.8%
Transaction & Savings Deposits / Total Deposits	97.9%	97.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,457,270	$70,888	4.38%
Total Loans (FTE)	926,795	11,937	5.17%
Commercial Loans (FTE)	157,975	2,777	7.05%
Commercial Real Estate Loans	491,902	5,732	4.67%
Consumer Loans	276,918	3,428	4.97%
Total Investments (FTE)	5,365,377	56,841	4.22%
Total Debt Securities Available for Sale (FTE)	4,460,339	47,752	4.26%
Corporate Securities	2,210,511	15,456	2.80%
Collateralized Loan Obligations	1,555,328	26,754	6.81%
Agency Mortgage Backed Securities	291,270	1,765	2.42%
Securities of U.S. Government sponsored entities	306,983	2,776	3.62%
Obligations of States and Political Subdivisions (FTE)	82,074	617	3.00%
Other Debt Securities Available for Sale (FTE)	14,173	384	10.84%
Total Debt Securities Held to Maturity (FTE)	905,038	9,089	4.02%
Agency Mortgage Backed Securities	94,960	510	2.15%
Corporate Securities	724,157	7,816	4.32%
Obligations of States and Political Subdivisions (FTE)	85,921	763	3.56%
Total Interest-Bearing Cash	165,098	2,110	5.06%

Interest Expense Paid:
Total Earning Assets	6,457,270	607	0.04%
Total Interest-Bearing Liabilities	3,144,264	607	0.08%
Total Interest-Bearing Deposits	3,046,185	582	0.08%
Interest-Bearing Transaction	1,159,653	104	0.04%
Savings	1,763,410	396	0.09%
Time less than $100K	69,221	51	0.30%
Time greater than $100K	53,901	31	0.23%
Total Short-Term Borrowings	98,079	25	0.10%

Net Interest Income and
Margin (FTE)		$70,281	4.34%

	Q2'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned:
Total Earning Assets (FTE)	$7,000,862	$48,516	2.77%
Total Loans (FTE)	1,009,633	12,426	4.94%
Commercial Loans (FTE)	202,585	2,716	5.38%
Commercial Real Estate Loans	508,003	6,192	4.89%
Consumer Loans	299,045	3,518	4.72%
Total Investments (FTE)	5,008,929	34,088	2.72%
Total Debt Securities Available for Sale (FTE)	4,721,083	32,059	2.72%
Corporate Securities	2,589,490	17,857	2.76%
Collateralized Loan Obligations	1,610,811	10,572	2.60%
Agency Mortgage Backed Securities	357,727	2,049	2.29%
Securities OF U.S. Government sponsored entities	59,892	533	3.56%
Obligations of States and Political Subdivisions (FTE)	88,829	682	3.07%
Other Debt Securities Available for Sale (FTE)	14,334	366	10.23%
Total Debt Securities Held to Maturity (FTE)	287,846	2,029	2.82%
Agency Mortgage Backed Securities	128,319	595	1.85%
Corporate Securities	17,749	202	4.56%
Obligations of States and Political Subdivisions (FTE)	141,778	1,232	3.48%
Total Interest-Bearing Cash	982,300	2,002	0.81%

Interest Expense Paid:
Total Earning Assets	7,000,862	483	0.03%
Total Interest-Bearing Liabilities	3,549,140	483	0.05%
Total Interest-Bearing Deposits	3,425,842	461	0.05%
Interest-Bearing Transaction	1,298,665	91	0.03%
Savings	1,985,325	288	0.06%
Time less than $100K	78,062	42	0.22%
Time greater than $100K	63,790	40	0.25%
Total Short-Term Borrowings	123,298	22	0.07%

Net Interest Income and
Margin (FTE)		$48,033	2.74%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Service Charges on Deposit Accounts	$3,459	$3,687	-6.2%	$3,465
Merchant Processing Services	2,869	3,374	-15.0%	2,637
Debit Card Fees	1,759	1,709	2.9%	1,642
Trust Fees	810	809	0.1%	765
ATM Processing Fees	702	469	49.7%	654
Other Service Fees	458	480	-4.6%	399
Financial Services Commissions	103	118	-12.7%	89
Securities Losses	(125)	-	n/m	-
Other Noninterest Income	665	618	7.6%	898
Total Noninterest Income	$10,700	$11,264	-5.0%	$10,549

Operating Ratios:
Total Revenue (FTE)	$80,981	$59,297	36.6%	$80,111
Noninterest Income/Revenue (FTE)	13.2%	19.0%		13.2%
Service Charges/Avg. Deposits (a)	0.24%	0.23%		0.23%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.19	$8.85	37.8%	$12.10

			%
	6/30'23YTD	6/30'22YTD	Change

Service Charges on Deposit Accounts	$6,924	$7,269	-4.7%
Merchant Processing Services	5,506	5,997	-8.2%
Debit Card Fees (1)	3,401	4,581	-25.8%
Trust Fees	1,575	1,652	-4.7%
ATM Processing Fees	1,356	920	47.4%
Other Service Fees	857	929	-7.8%
Financial Services Commissions	192	235	-18.3%
Securities Losses	(125)	-	n/m
Other Noninterest Income	1,563	1,257	24.3%
Total Noninterest Income	$21,249	$22,840	-7.0%

Operating Ratios:
Total Revenue (FTE)	$161,092	$114,680	40.5%
Noninterest Income/Revenue (FTE)	13.2%	19.9%
Service Charges/Avg. Deposits (a)	0.24%	0.23%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.14	$8.60	41.1%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Salaries & Benefits	$11,828	$11,412	3.6%	$12,067
Occupancy and Equipment	5,012	4,856	3.2%	5,485
Outsourced Data Processing	2,488	2,423	2.7%	2,444
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,434
Professional Fees	485	736	-34.1%	476
Courier Service	611	661	-7.6%	615
Other Noninterest Expense	3,975	3,110	27.8%	3,689
Total Noninterest Expense	$25,839	$24,629	4.9%	$26,210

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.60%	1.41%		1.59%
Noninterest Expense/Revenues (FTE)	31.9%	41.5%		32.7%

			%
	6/30'23YTD	6/30'22YTD	Change

Salaries & Benefits	$23,895	$23,332	2.4%
Occupancy and Equipment	10,497	9,602	9.3%
Outsourced Data Processing	4,932	4,860	1.5%
Limited Partnership Operating Losses	2,874	2,862	0.4%
Professional Fees	961	1,472	-34.7%
Courier Service	1,226	1,243	-1.4%
Other Noninterest Expense	7,664	6,133	25.0%
Total Noninterest Expense	$52,049	$49,504	5.1%

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.60%	1.43%
Noninterest Expense/Revenues (FTE)	32.3%	43.2%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023

Average Total Loans	$926,795	$1,009,633	-8.2%	$945,864

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$19,509	$22,925	-14.9%	$20,284
Reversal of Provision for Credit Losses (2)	-	-	n/m	(1,550)
Net ACLL (Losses) Recoveries	(1,029)	(612)	68.1%	775
End of Period ACLL	$18,480	$22,313	-17.2%	$19,509

Gross ACLL Recoveries / Gross ACLL Losses	38%	57%		138%

Net ACLL Losses (Recoveries) /
Avg. Total Loans (a)	0.45%	0.24%		-0.33%

			%
	6/30'23YTD	6/30'22YTD	Change

Average Total Loans	$936,277	$1,019,623	-8.2%

Beginning of Period ACLL	$20,284	$23,514	-13.7%
Reversal of Provision for Credit Losses (2)	(1,550)	-	n/m
Net ACLL Losses	(254)	(1,201)	-78.9%
End of Period ACLL	$18,480	$22,313	-17.2%

Gross ACLL Recoveries / Gross ACLL Losses	93%	54%

Net ACLL Losses / Avg. Total Loans (a)	0.05%	0.24%

	(dollars in thousands)
			%
	6/30/23	6/30/22	Change	3/31/23
Allowance for Credit Losses on Loans	$18,480	$22,313	-17.2%	$19,509
Allowance for Credit Losses on
Held to Maturity Securities	1	7	-85.5%	1
Total Allowance for Credit Losses	$18,481	$22,320	-17.2%	$19,510

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/23	6/30/22	Change	3/31/23
Nonperforming Loans:
Nonperforming Nonaccrual Loans	$192	$12	n/m	$207
Performing Nonaccrual Loans	5	235	-97.9%	7
Total Nonaccrual Loans	197	247	-20.2%	214
90+ Days Past Due Accruing Loans	656	614	6.8%	571
Total Nonperforming Loans	$853	$861	-0.9%	$785

Total Loans Outstanding	$919,583	$999,768	-8.0%	$938,628

Total Assets	6,582,740	7,222,405	-8.9%	6,700,471

Loans:
Allowance for Credit Losses on Loans	$18,480	$22,313	-17.2%	$19,509
Allowance for Credit Losses on Loans / Loans	2.01%	2.23%		2.08%
Nonperforming Loans/Total Loans	0.09%	0.09%		0.08%

10. Liquidity.

At June 30, 2023, the Company had $266,187 thousand in cash balances. During the twelve months ending June 30, 2024, the Company expects to receive $288,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at June 30, 2023, the Company’s debt securities which qualify as collateral for borrowing totaled $3,924,826 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at June 30, 2023, the Company had pledged $704,822 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at June 30, 2023, the Company’s had pledged $1,000,132 thousand in debt securities at the Federal Reserve Bank. During the six months ended June 30, 2023, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand, and at June 30, 2023, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand. At June 30, 2023, the Company’s estimated unpledged collateral qualifying debt securities totaled $2,072,988 thousand. Debt securities eligible as collateral are shown in market value unless otherwise noted.

				(in thousands)
				6/30/23
Debt Securities Eligible as Collateral:
Corporate Securities				$2,587,771
Collateralized Loan Obligations rated AAA				503,037
Obligations of States and Political Subdivisions				162,528
Agency Mortgage Backed Securities				344,657
Securities of U.S. Government Sponsored Entities (Par Value)				326,833
Total Debt Securities Eligible as Collateral				$3,924,826

Debt Securities Pledged as Collateral:
Deposits by Public Entities				($704,822)
Short-Term Borrowed Funds (Deposit Sweep)				(140,765)
Other				(6,119)
Total Debt Securities Pledged as Collateral				($851,706)

Debt Securities Pledged at the Federal Reserve Bank				($1,000,132)

Estimated Debt Securities Available to Pledge				$2,072,988

11. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/23	6/30/22	Change	3/31/23

Shareholders' Equity	$651,862	$617,126	5.6%	$642,925
Total Assets	6,582,740	7,222,405	-8.9%	6,700,471
Shareholders' Equity/
Total Assets	9.90%	8.54%		9.60%
Shareholders' Equity/
Total Loans	70.89%	61.73%		68.50%
Tangible Common Equity Ratio	8.20%	6.97%		7.92%
Common Shares Outstanding	26,648	26,896	-0.9%	26,648
Common Equity Per Share	$24.46	$22.94	6.6%	$24.13
Market Value Per Common Share	38.30	55.66	-31.2%	44.30

	(shares in thousands)
			%
	Q2'2023	Q2'2022	Change	Q1'2023
Share Repurchase Programs:
Total Shares Repurchased / Canceled	-	-	n/m	274
Average Repurchase Price	$-	$-	n/m	$50.11
Net Shares (Issued) Repurchased	-	(13)	n/m	265

			%
	6/30'23YTD	6/30'22YTD	Change

Total Shares Repurchased	274	3	n/m
Average Repurchase Price	$50.11	$58.66	n/m
Net Shares Repurchased (Issued)	265	(30)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/23	6/30/22	Change	3/31/23
Assets:
Cash and Due from Banks	$266,187	$753,293	-64.7%	$195,202

Debt Securities Available for Sale
Corporate Securities	1,901,504	2,296,853	-17.2%	2,019,240
Collateralized Loan Obligations	1,514,962	1,601,333	-5.4%	1,542,377
Agency Mortgage Backed Securities	259,190	331,425	-21.8%	276,078
Securities of U.S. Government sponsored entities	291,402	290,725	0.2%	297,140
Obligations of States and Political Subdivisions	79,400	86,676	-8.4%	82,678
Other Debt Securities Available for Sale	-	102	n/m	-
Total Debt Securities Available for Sale	4,046,458	4,607,114	-12.2%	4,217,513

Debt Securities Held to Maturity
Agency Mortgage Backed Securities	91,141	121,810	-25.2%	98,006
Corporate Securities	725,252	181,316	300.0%	723,553
Obligations of States and Political Subdivisions (3)	83,963	139,228	-39.7%	87,760
Total Debt Securities Held to Maturity (3)	900,356	442,354	103.5%	909,319

Loans	919,583	999,768	-8.0%	938,628
Allowance For Credit Losses on Loans	(18,480)	(22,313)	-17.2%	(19,509)
Total Loans, net	901,103	977,455	-7.8%	919,119

Premises and Equipment, net	27,908	30,309	-7.9%	28,331
Identifiable Intangibles, net	463	707	-34.5%	523
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	318,592	289,500	10.0%	308,791

Total Assets	$6,582,740	$7,222,405	-8.9%	$6,700,471

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,721,046	$2,987,725	-8.9%	$2,788,992
Interest-Bearing Transaction	1,133,006	1,303,700	-13.1%	1,201,356
Savings	1,735,083	1,983,713	-12.5%	1,783,667
Time	116,792	140,453	-16.8%	125,300
Total Deposits	5,705,927	6,415,591	-11.1%	5,899,315

Short-Term Borrowed Funds	138,005	118,167	16.8%	83,088
Other Liabilities	86,946	71,521	21.6%	75,143
Total Liabilities	5,930,878	6,605,279	-10.2%	6,057,546

Shareholders' Equity:
Common Equity:
Paid-In Capital	471,510	473,555	-0.4%	471,159
Accumulated Other
Comprehensive Loss	(252,043)	(188,025)	34.0%	(231,573)
Retained Earnings	432,395	331,596	30.4%	403,339
Total Shareholders' Equity	651,862	617,126	5.6%	642,925

Total Liabilities and
Shareholders' Equity	$6,582,740	$7,222,405	-8.9%	$6,700,471

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2023	Q2'2022	Change	Q1'2023
Interest & Fee Income:
Loans	$11,845	$12,331	-3.9%	$11,740
Equity Securities	152	129	17.8%	152
Debt Securities Available for Sale	47,452	31,764	49.4%	46,810
Debt Securities Held to Maturity	8,930	1,771	404.3%	8,980
Interest-Bearing Cash	2,110	2,002	5.4%	1,942
Total Interest & Fee Income	70,489	47,997	46.9%	69,624

Interest Expense:
Transaction Deposits	104	91	14.3%	94
Savings Deposits	396	288	37.5%	280
Time Deposits	82	82	0.0%	84
Short-Term Borrowed Funds	25	22	13.6%	13
Total Interest Expense	607	483	25.7%	471

Net Interest Income	69,882	47,514	47.1%	69,153

Reversal of Provision for Credit Losses (2)	-	-	n/m	(1,550)

Noninterest Income:
Service Charges on Deposit Accounts	3,459	3,687	-6.2%	3,465
Merchant Processing Services	2,869	3,374	-15.0%	2,637
Debit Card Fees	1,759	1,709	2.9%	1,642
Trust Fees	810	809	0.1%	765
ATM Processing Fees	702	469	49.7%	654
Other Service Fees	458	480	-4.6%	399
Financial Services Commissions	103	118	-12.7%	89
Securities Losses	(125)	-	n/m	-
Other Noninterest Income	665	618	7.6%	898
Total Noninterest Income	10,700	11,264	-5.0%	10,549

Noninterest Expense:
Salaries and Related Benefits	11,828	11,412	3.6%	12,067
Occupancy and Equipment	5,012	4,856	3.2%	5,485
Outsourced Data Processing	2,488	2,423	2.7%	2,444
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,434
Professional Fees	485	736	-34.1%	476
Courier Service	611	661	-7.6%	615
Other Noninterest Expense	3,975	3,110	27.8%	3,689
Total Noninterest Expense	25,839	24,629	4.9%	26,210

Income Before Income Taxes	54,743	34,149	60.3%	55,042
Income Tax Provision	14,495	8,835	64.1%	14,591
Net Income	$40,248	$25,314	59.0%	$40,451

Average Common Shares Outstanding	26,648	26,889	-0.9%	26,859
Diluted Average Common Shares Outstanding	26,648	26,901	-0.9%	26,866

Per Common Share Data:
Basic Earnings	$1.51	$0.94	60.6%	$1.51
Diluted Earnings	1.51	0.94	60.6%	1.51
Dividends Paid	0.42	0.42	0.0%	0.42

			%
	6/30'23YTD	6/30'22YTD	Change
Interest & Fee Income:
Loans	$23,585	$25,273	-6.7%
Equity Securities	304	257	18.3%
Debt Securities Available for Sale	94,262	60,330	56.2%
Debt Securities Held to Maturity	17,910	3,415	424.5%
Interest-Bearing Cash	4,052	2,481	63.3%
Total Interest & Fee Income	140,113	91,756	52.7%

Interest Expense:
Transaction Deposits	198	179	10.6%
Savings Deposits	676	571	18.4%
Time Deposits	166	163	1.8%
Short-Term Borrowed Funds	38	50	-24.0%
Total Interest Expense	1,078	963	11.9%

Net Interest Income	139,035	90,793	53.1%

Reversal of Provision for Credit Losses (2)	(1,550)	-	n/m

Noninterest Income:
Service Charges on Deposit Accounts	6,924	7,269	-4.7%
Merchant Processing Services	5,506	5,997	-8.2%
Debit Card Fees (1)	3,401	4,581	-25.8%
Trust Fees	1,575	1,652	-4.7%
ATM Processing Fees	1,356	920	47.4%
Other Service Fees	857	929	-7.8%
Financial Services Commissions	192	235	-18.3%
Securities Losses	(125)	-	n/m
Other Operating	1,563	1,257	24.3%
Total Noninterest Income	21,249	22,840	-7.0%

Noninterest Expense:
Salaries and Related Benefits	23,895	23,332	2.4%
Occupancy and Equipment	10,497	9,602	9.3%
Outsourced Data Processing	4,932	4,860	1.5%
Limited Partnership Operating Losses	2,874	2,862	0.4%
Professional Fees	961	1,472	-34.7%
Courier Service	1,226	1,243	-1.4%
Other Operating	7,664	6,133	25.0%
Total Noninterest Expense	52,049	49,504	5.1%

Income Before Income Taxes	109,785	64,129	71.2%
Income Tax Provision	29,086	16,199	79.6%
Net Income	$80,699	$47,930	68.4%

Average Common Shares Outstanding	26,753	26,880	-0.5%
Diluted Average Common Shares Outstanding	26,756	26,893	-0.5%

Per Common Share Data:
Basic Earnings	$3.02	$1.78	69.7%
Diluted Earnings	3.02	1.78	69.7%
Dividends Paid	0.84	0.84	0.0%

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(3) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at June 30, 2023, March 31, 2023 and $7 thousand at June 30, 2022.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized